Exhibit 99.1

United States Commodity Index Funds Trust
United States Commodity Index Fund
Monthly Account Statement
For the Month Ended December 31, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$8,474,886
Unrealized Gain (Loss) on Market Value of Futures	8,241,642
Interest Income	469,349
ETF Transaction Fees	1,400
Total Income (Loss)	$17,187,277

Expenses
Management Fees	$326,005
Professional Fees	75,176
Brokerage Commissions	33,376
Non-interested Directors' Fees and Expenses	3,768
Prepaid Insurance Expense	2,427
Total Expenses	$440,752
Net Income (Loss)	$16,746,525

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 12/1/17	$488,352,217
Additions (250,000 Shares)	10,536,603
Withdrawals (350,000 Shares)	(14,393,435)
Net Income (Loss)	16,746,525

Net Asset Value End of Month	$501,241,910
Net Asset Value Per Share (11,800,000 Shares)	$42.48

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust
United States Copper Index Fund
Monthly Account Statement
For the Month Ended December 31, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$35,500
Unrealized Gain (Loss) on Market Value of Futures	725,438
Interest Income	9,313
ETF Transaction Fees	700
Total Income (Loss)	$770,951

Expenses
Management Fees	$5,282
Professional Fees	399
Brokerage Commissions	726
Non-interested Directors' Fees and Expenses	75
Prepaid Insurance Expense	102
Total Expenses	6,584
Expense Waiver	(12)
Net Expenses	$6,572
Net Income (Loss)	$764,379

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 12/1/17	$8,796,771
Additions (150,000 Shares)	3,068,753
Net Income (Loss)	764,379

Net Asset Value End of Month	$12,629,903
Net Asset Value Per Share (600,000 Shares)	$21.05

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust
United States Agriculture Index Fund
Monthly Account Statement
For the Month Ended December 31, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(13,696)
Realized Trading Gain (Loss) on Foreign Currency Transactions	2
Unrealized Gain (Loss) on Market Value of Futures	(8,054)
Unrealized Gain (Loss) on Foreign Currency Translations	12
Interest Income	1,705
Total Income (Loss)	$(20,031)

Expenses
Management Fees	$956
Professional Fees	2,898
Brokerage Commissions	58
Non-interested Directors' Fees and Expenses	14
Prepaid Insurance Expense	102
Total Expenses	4,028
Expense Waiver	(2,843)
Net Expenses	$1,185
Net Income (Loss)	$(21,216)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 12/1/17	$1,772,199
Net Income (Loss)	(21,216)

Net Asset Value End of Month	$1,750,983
Net Asset Value Per Share (100,000 Shares)	$17.51

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust
Monthly Account Statement
For the Month Ended December 31, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$8,496,690
Realized Trading Gain (Loss) on Foreign Currency Transactions	2
Unrealized Gain (Loss) on Market Value of Futures	8,959,026
Unrealized Gain (Loss) on Foreign Currency Translations	12
Interest Income	480,367
ETF Transaction Fees	2,100
Total Income (Loss)	$17,938,197

Expenses
Management Fees	$332,243
Professional Fees	78,473
Brokerage Commissions	34,160
Non-interested Directors' Fees and Expenses	3,857
Prepaid Insurance Expense	2,631
Total Expenses	451,364
Expense Waiver	(2,855)
Net Expenses	$448,509
Net Income (Loss)	$17,489,688

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 12/1/17	$498,921,187
Additions (400,000 Shares)	13,605,356
Withdrawals (350,000 Shares)	(14,393,435)
Net Income (Loss)	17,489,688

Net Asset Value End of Month	$515,622,796

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612